UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 5, 2019

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	NRC	The NASDAQ stock market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2019, National Research Corporation, a Wisconsin corporation (the "Company"), issued a press release announcing its financial and operating results for the third quarter ended September 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

On November 6, 2019, the Company held a conference call and online Web simulcast in connection with the Company’s announcement of its earnings for the quarter ended September 30, 2019. A copy of the script for such conference call and simulcast is furnished as Exhibit 99.2 to this report. An archive of such conference call and simulcast and the related question and answer session will be available online at https://edge.media-server.com/mmc/p/to3vagfu.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1 99.2

National Research Corporation press release announcing its financial and operating results for the third quarter ended September 30, 2019.

National Research Corporation script for the conference call and online Web simulcast held November 6, 2019.

The information contained in Items 2.02 and 9.01 of this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 2.02 and 9.01 of this report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
(Registrant)

Date: November 6, 2019	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1 99.2

National Research Corporation press release announcing its financial and operating results for the third quarter ended September 30, 2019.

National Research Corporation script for the conference call and online Web simulcast held November 6, 2019.